AMENDED BYLAWS OF

                          QUEEN CITY MOBILE HOMES, INC.


                                   ARTICLE I.

                                     OFFICES

                  The principal offices of the corporation in the State of South Dakota shall be located in the city designated in the articles of incorporation. The corporation may have such other offices, either within or without the State of South Dakota, as the board of directors may designate or as the business of the corporation may require from time to time.

                  The registered office of the corporation required by the South Dakota Business Corporation Act to be maintained in the State of South Dakota may be but need not be, identical with the principal office in the State of South Dakota and the address of the registered office may be changed from time to time by the board of directors.


                                   ARTICLE II.

                                  SHAREHOLDERS

Section 1.  Annual Meeting.

                  The annual meeting of the shareholders shall be held within five (5) months after the close of the fiscal year of the corporation for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

Section 2.  Special Meetings.

                  Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the board of directors, and shall be called by the president at the request of the holders of not less than one-twentieth (1/20th) of all outstanding shares of the corporation entitled to vote at the meeting.




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Section 3.  Place of Meeting.

                  The board of directors may designate any place, either within or without the State of South Dakota as the place of meeting for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all shareholders Bylaws of Queen City Mobile Homes, Inc. - 2 entitled to vote at a meeting may designate any place, either within or without the State of South Dakota as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of South Dakota.

Section 4.  Notice of Meeting.

                  A. Written notice stating the place, day and hour of the meeting and, in case of a special meeting the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally, by fax or by mail. If mailed, the notice shall be deemed delivered upon deposit in the United State mail properly addressed and postage prepaid.

                  B. Any notice required to be given to any shareholder may be waived in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein.

Section 5.  Closing of Transfer Books or Fixing of Record Date.

                  The board of directors, in order to determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, may provide that the stock transfer books shall be closed for a stated period of not less than ten (10) days nor more than fifty (50) days preceding the meeting or may fix in advance a date as the record date for any determination of shareholder which date is not more than fifty (50) days nor less than ten (10) days prior to the date on which the particular action is to be taken.

                  If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.
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Section 6.  Voting Lists.

                  The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof arranged in Bylaws of Queen City Mobile Homes, Inc. - 3 alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purpose thereof.

Section 7.  Quorum.

                  Ten percent (10%) of the outstanding shares of the corporation entitled to vote represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. If less than ten percent (10%) of the outstanding shares so represented are present, the chairman shall adjourn the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 8.  Proxies.

                  At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.




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Section 9.  Voting of Shares.

                  Subject to the provisions of Section 12 of this Article II, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of the shareholders.

Section 10.  Voting of Shares by Certain Holders.

                  Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

                  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing Bylaws of Queen City Mobile Homes, Inc. - 4 in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

                  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

                  A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  Neither shares of its own stock held by the corporation, nor those held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of out- standing shares at any given time for purposes of any meeting.

Section 11.  Informal Action by Shareholders.

                  Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.
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Section 12.  Cumulative Voting.

                  At each election of directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.


                                  ARTICLE III.

                               BOARD OF DIRECTORS

Section 1.  General Powers.

                  The business affairs of the corporation shall be managed by its board of directors.

Section 2.  Number, Tenure and Qualifications.

                  The board of directors of the corporation shall consist of one or more members fixed by or in the manner provided in the articles of incorporation. The number of directors may be increased or decreased by amendment to these bylaws. Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been elected and qualified. Directors need not be shareholders of the corporation.

Section 3.  Regular Meetings.

                  A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place either within or without the State of South Dakota for the holding of additional regular meetings without other notice than such resolution.

Section 4.  Special Meetings.

                  Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state as the place for holding any special meeting of the board of directors as called by them.
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Section 5.  Notice.

                  Notice of any special meeting shall be given at least one day previously thereto by written notice delivered personally or mailed to each director at his business address, or by telegram or FAX transmittals. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 6.  Quorum.

                  A majority of the number of directors fixed by Section 2. of this Article III. shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without notice, until a quorum shall be present.

Section 7.  Manner of Acting.

                  The act of the majority of the directors present at a meeting shall be the act of the board of directors.

Section 8.  Action Without a Meeting.

                  Any action that may be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing setting forth the action so to be taken shall be signed before such action by all of the directors.

Section 9.  Vacancies.

                  Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

Section 10.  Compensation.

                  By resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 11.  Presumption of Assent.

                  A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.


                                   ARTICLE IV.

                                    OFFICERS

Section 1.  Number.

                  The officers of the corporation shall be a president, a vice president, a secretary and a treasurer, each of whom shall be elected by the board of directors. Such other officers, assistant officers and agents shall be elected by the board of directors when deemed necessary.




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Section 2.  Election and Term of Office.

                  The officers of the corporation to be elected by the board of directors shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall have been removed in the manner hereinafter provided.

Section 3.  Removal.

                  Any officer or agent may be removed by the board of directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4.  Vacancies.

                  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

Section 5.  Salaries.

                  The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                   ARTICLE V.

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.  Contracts.

                  The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.




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Section 2.  Loans.

                  No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued on its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

Section 3.  Loans to Directors and Employees.

                  The corporation may not loan money to or use its credit to assist a director without authorization in the particular case by its shareholders, but may so assist an employee, including a director, by the authority of the board of directors.

Section 4.  Checks, Drafts, Etc.

                  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

Section 5.  Deposits.

                  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.


                                   ARTICLE VI.

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1.  Certificates for Shares.

                  Certificates representing shares of the corporation shall be in such form as shall be determined by the board of directors. Such certificates shall be signed by the president and by the secretary and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

Section 2.  Transfer of Shares.

                  Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

Section 3.  Transfer Restrictions.

                  The articles of incorporation or the shareholders of the corporation, by unanimous vote, may impose restrictions on the transfer of the stock of the corporation.


                                  ARTICLE VII.

                                   FISCAL YEAR

                  The fiscal year of the corporation shall be fixed by the board of directors, subject to applicable state and federal law.


                                  ARTICLE VIII.

                                    DIVIDENDS

                  The board of directors may declare dividends from time to time, and the corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and its articles of incorporation.

                                   ARTICLE IX.

                                 CORPORATE SEAL

                  The board of directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal".


                                   ARTICLE X.

                                WAIVER OF NOTICE

                  Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these bylaws or under the provisions of the articles of incorporation or under the provisions of the South Dakota Business Corporation Act, a waiver thereof, in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                                   ARTICLE XI.

                                   AMENDMENTS

                  These bylaws may be altered, amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the shares issued and outstanding and entitled to vote at any regular or special meeting of the shareholders.


                                  ARTICLE XII.

                               EXECUTIVE COMMITTEE

Section 1.  Appointment.

                  The board of directors by resolution adopted by a majority of the full board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the board of directors, nor any member thereof, of any responsibility imposed by law.

Section 2.  Authority.

                  The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the board of directors in reference to amending the articles of incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease, or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending the bylaws of the corporation.

Section 3.  Tenure and Qualification.

                  Each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his designation and until his successor is designated as a member of the executive committee and is elected and qualified.

Section 4.  Meetings.

                  Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice.

Section 5.  Quorum.

                  A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

Section 6.  Action Without a Meeting.

                  Any action that may be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such actions by all of the members of the executive committee.

Section 7.  Vacancies.

                  Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

Section 8.  Resignation and Removal.

                  Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.  Procedure.

                  The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting thereof held next after the proceedings shall have been taken.


                                  ARTICLE XIII.

                           INDEMNITY AND REIMBURSEMENT
                      OF OFFICERS, DIRECTORS AND EMPLOYEES

Section 1.  Reimbursement.

                  Any payments made to an officer or employee of the corporation, such as a salary, commission, bonus, interest, rent or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the corporation to the full extent of such disallowance. It shall be the duty of the directors, as a board, to enforce pay-ment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount so owed to the corporation has been recovered. This bylaw shall be binding upon all officers and employees of the company.

Section 2. Indemnification of Officers, Directors, Committee Persons and Employees.

                  The corporation shall indemnify and hold harmless each officer, director, committee person or employee of the corporation against and from all loss, cost, and reasonable expenses hereafter incurred by him in the payment, settlement and defense of any claim, suit or proceeding brought against such person because such person is or has been such officer, director, committee person or employee, or because of any action alleged to have been taken or omitted by him as an officer, director, committee person or employee. The rights of indemnification and exoneration occurring under this section shall apply whether or not such person continues to be officer, director, committee person or employee at the time any loss, cost or expense is suffered or incurred. Such rights shall not apply in relation to any matters as to which (1) such officer, director, committee person or employee shall be adjudged in willful misconduct or for his own negligence, or (2) the directors of the corporation determine by a majority vote that such an officer, director, committee person or employee has suffered or incurred such loss, cost or expense as a result of his willful misconduct or negligence. Such rights of indemnification which may be provided for by the articles of incorporation, by agreement, by the vote of the shareholders or otherwise, nor shall the right of indemnification be exclusive of any other rights to which such officer, director, committee person or employee may be entitled.


                                  ARTICLE XIV.

                              WARRANTS AND OPTIONS

                  The corporation, by resolution or resolutions of its board of directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares or any other securities of the corporation, warrants, rights or options entitling the holders thereof to purchase from the corporation any shares of any class or classes or any other securities of the corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the board of directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the corporation upon the exercise of any such warranty, right or option shall be such as shall be fixed and stated in the resolution or resolutions of the board of directors providing for the creation and issue of such warrants, rights or options. The board of directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the board of directors may determine.

                  KNOW ALL MEN BY THESE PRESENTS that we, the undersigned directors of the corporation, do hereby certify that the foregoing bylaws were duly adopted as the bylaws of this corporation and that the same do now constitute the bylaws of said corporation.

                  Dated this 8th day of May, 2000.


                                            ---------------------------------
                          Harlan A. Schmidt, President

                                            ---------------------------------
                          Barbara S. Schmidt, Secretary



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